UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2006

SYNTHETIC FIXED-INCOME SECURITIES, INC.

(Exact name of depositor as specified in its charter)

SYNTHETIC FIXED-INCOME SECURITIES, INC.

(Exact name of sponsor as specified in its charter)

Delaware	333-135656	52-2316339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center
301 South College Street, 30th Floor
Charlotte, North Carolina 28288

(Address of principal executive office and Zip Code)

Registrant's telephone number, including area code (704) 374-6611.

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8 – Other Events.

ITEM 8.01.    Other Events.

Copies of the opinions of Orrick, Herrington & Sutcliffe LLP with respect to legality of the certificates and with respect to certain federal tax matters, together with related consents of Orrick, Herrington & Sutcliffe LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as exhibits to this report.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 (c).	Exhibits.

Item 601(a) of Regulation S-K

Exhibit No.	Description
5.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.
8.1	Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.
23.1	Consent of Orrick, Herrington & Sutcliffe LLP (included in the opinion filed as part of Exhibit 5.1 and Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 11, 2006

SYNTHETIC FIXED-INCOME SECURITIES, INC., as Depositor
By: /s/ James Whang
Name: James Whang
Title: Managing Director

EXHIBIT INDEX

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as part of Exhibit 5.1 and Exhibit 8.1).